UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	March 13, 2020

1ST CONSTITUTION BANCORP
(Exact Name of Registrant as Specified in Charter)

New Jersey	000-32891	22-3665653
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2650 Route 130 P.O. Box 634, Cranbury, New Jersey	08512
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(609) 655-4500

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	FCCY	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 8.01	Other Events.

1st Constitution Bancorp (the “Company”) is providing as exhibits to this Current Report on Form 8-K updated historical financial statements of Shore Community Bank (“Shore”) for the nine months ended September 30, 2019 and 2018, and pro forma financial information as of and for the nine months ended September 30, 2019. The Company acquired Shore effective November 8, 2019 upon the merger of Shore with and into 1st Constitution Bank, a wholly-owned subsidiary of the Company (the “Merger”).

For additional information regarding the Merger, refer to the Current Report on Form 8-K filed by the Company on November 8, 2019, and the Amendment thereto, filed by the Company on January 17, 2020.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Unaudited consolidated financial statements for the nine months ended September 30, 2019 and 2018 of Shore Community Bank.

99.2	Unaudited pro forma condensed consolidated financial statements as of and for the nine months ended September 30, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1ST CONSTITUTION BANCORP

Date: March 13, 2020	By:	/s/ Robert F. Mangano
Name: Robert F. Mangano
Title: President and Chief Executive Officer